                                                                   EXHIBIT 10.13


SEPTEMBER 20TH, 2006


                               COMMERCIAL CONTRACT

                                     between

                                 SWISS WAFERS AG
                        Fichtenstr. 2 CH-8570 Weinfelden

                                  AS "PARTY A"

                                       AND

                               CANADIAN SOLAR INC.
      Sales Department 2963 Guy Hoffman, St-Laurent Quebec, Canada, H4R 2R2

                                  AS "PARTY B"

                                    Regarding

                        SALES AND PURCHASE OF SOLAR WAFER

PREMISE
Whereas PARTY A is a major manufacturer of solar ingots and wafers, and a reseller of solar cells

AND

Whereas PARTY B is a photovoltaic solar cell and module manufacturer and application developer serving world-wide customers

AND

Whereas PARTY A strikes to become a world-class solar wafer manufacturer and to reach the target production volume of 80 MW in 2007, and whereas PARTY B expresses its desire to support PARTY A to reach such a goal

AND

Whereas PARTY B strikes to become a world-class solar cell and module product manufacturer and to reach the target production volume of 50-70MW in 2007 and 100MW in 2008, and whereas PARTY A expresses its desire to support PARTY B to reach such a goal

AND

Whereas both companies wish to enter into a contract where PARTY A will supply PARTY B with solar cells (for 2006) and solar wafers (for 2007 and 2008).

THE AGREEMENT:

SECTION 1  TIMETABLE

This agreement is for a period starting October 1st, 2006 and to continue likely to December 31st, 2008. Extension of the agreement is possible given the mutual agreement of both parties.

SECTION 2  SUPPLY OF WAFERS

          1. PARTY A will supply to PARTY B with silicon solar wafers or cells with the following schedule:

               2006: PARTY A will supply to PARTY B a minimum of 200,000 finished cells per month. These cells will be of size 125x125 or size 156x156, mono or multi-crystalline silicon. PARTY A will give PARTY B 'the first right of refusal' for these cells. However, PARTY A can sell the cells to others if the two PARTIES can not agree on the price after three days.

               2007: PARTY A will supply to PARTY B silicon solar wafers. PARTY A will give PARTY B 'the first right of refusal' for these wafers. However, PARTY A can sell the wafers to others if the two PARTIES can not agree on the price after three days.

----------------- --------------- --------------- --------------- --------------- ---------------
                    1 Quarter       2 Quarter       3 Quarter       4 Quarter         Annual
                      Range           Range           Range           Range        total range
----------------- --------------- --------------- --------------- --------------- ---------------

Quantity (MW)         2 to 3          3 to 6          3 to 8          3 to 8         11 to 25
----------------- --------------- --------------- --------------- --------------- ---------------

               2008: PARTY A will supply to PARTY B silicon solar wafers. PARTY A will give PARTY B 'the first right of refusal' for these wafers. However, PARTY A can sell the wafers to others if the two PARTIES can not agree on the price after three days. Total up to 30 MW with the quarterly schedule to be determined.

          2. PARTY A and PARTY B will review and agree on the price, type and weekly forecast of wafer delivery on monthly basis. For example, the two parties should agree on the price, type and weekly delivery schedule for January 2007, before December 31st, 2006.

          3. PARTY A will supply to PARTY B wafers 125x125 and 156x156, in either mono-crystalline or multi-crystalline. The specifications of wafers are attached as Schedule A.

SECTION 3  BAYBACK RIGHT

PARTY A has the right to bay back 80% of cells made from wafers it supplies to PARTY B.

SECTION 4  COMPENSATION

          1.   PARTY A will invoice PARTY B prior to shipping of wafers.

          2. PARTY B will invoice PARTY A a price equal to the material price plus the "Tolling Fee" for cells sold back to PARTY A.

          3. PARTY B reserves the right to sell the cells or modules to other parties if it does not receive the order acknowledgement and payment ten (10) working days after it made the invoice to PARTY A.

          4. PARTY A reserves the right to sell the wafer and cells to other parties if it does not receive the order acknowledgement and payment ten (10) working days after it made the invoice to PARTY B.

SECTION 5  PAYMENT TERMS

The payment terms for both sides are TT in advance.

SECTION 6  TERMINATION OF THIS AGREEMENT

          1. This agreement can be terminated at any time by either party on three (3) months written notice to the other party.

          2. Both parties will make "best efforts" to meet the terms of the agreement in its entirety.

SECTION 7  EXTENSION OF THIS AGREEMENT

Any extension of this agreement and the term or modified terms will be determined by both parties by Oct., 2008.

SECTION 8  LEGAL JURISDICTION

Weinfelden, Switzerland is the legal jurisdiction.

whereof the parties have executed this Agreement:



Swiss Wafers AG                                      Canadian Solar Inc.

Signature:  /s/                                      Signature:  /s/
            ---------------------------------------              ---------------------------------------
Name:       Peder Moser                              Name:       Shawn X. Qu
            ---------------------------------------              ---------------------------------------
Title:         CFO                                   Title:         President
            ---------------------------------------              ---------------------------------------
Date:          01.10.06                              Date:          September 25, 2006
            ---------------------------------------              ---------------------------------------
               Bjorn Brezger
            ---------------------------------------
               /s/
            ---------------------------------------


                                      -3-